                                                                    EXHIBIT 10.4


             FORM OF REDEMPTION AND REGISTRATION RIGHTS AGREEMENT

          REDEMPTION AND REGISTRATION RIGHTS AGREEMENT, dated as of
       , 1996 by and among BASIS PETROLEUM, INC., a Texas corporation ("Basis"), HOWELL CORPORATION, a Delaware corporation ("Howell"), HOWELL CRUDE OIL COMPANY, a Delaware corporation ("Howell Crude"), HOWELL PIPELINE TEXAS, INC., a Delaware corporation ("Howell Texas"), HOWELL PIPELINE U.S.A., INC., a Delaware corporation ("Howell Pipeline"), HOWELL POWER SYSTEMS, INC., a Delaware corporation ("Howell Power"), HOWELL TRANSPORTATION SERVICES, INC., a Delaware corporation ("Howell Transportation" and, collectively with Howell Crude, Howell Texas, Howell Pipeline and Howell Power, the "Howell Subsidiaries"), GENESIS ENERGY, L.P., a Delaware limited partnership ("Genesis MLP"), and GENESIS CRUDE OIL, L.P., a Delaware limited partnership ("Genesis OLP").

                             W I T N E S S E T H:

          WHEREAS, Basis and Howell have agreed pursuant to the Purchase & Sale and Contribution & Conveyance Agreement (the "Conveyance Agreement") by and among Basis, Howell, the Howell Subsidiaries, Genesis MLP, Genesis OLP and Genesis Energy, L.L.C., a Delaware limited liability company, to transfer their respective crude oil gathering, marketing, transportation and pipeline assets to Genesis OLP in exchange for, among other things, the net proceeds of an offering to the public of Common Units representing limited partner interests of Genesis MLP and for the issuance to each of Basis and the Howell Subsidiaries of a certain number of Subordinated OLP Units representing limited partner interests in Genesis OLP; and

          WHEREAS, pursuant to the Amended and Restated Agreement of Limited Partnership of Genesis OLP (the "OLP Agreement"), upon the expiration of the Subordination Period (as defined in the OLP Agreement), the Subordinated OLP Units will convert on a one-for-one basis into Common OLP Units and, in addition, up to one half of the Subordinated OLP Units may convert into Common OLP Units prior to the end of the Subordination Period; and

          WHEREAS, the parties desire that, upon the conversion of all or part of Subordinated OLP Units into Common OLP Units, each of Basis and Howell (on behalf of the Howell Subsidiaries) may, subject to the terms and conditions set forth herein cause Genesis OLP to redeem the Common OLP Units held by either Basis or the Howell Subsidiaries, in either case using the proceeds, net of underwriting discounts and commissions or placement fees, if any, of a public offering or private sale by Genesis MLP of a number of newly issued Common Units equal to the number of Common OLP Units being redeemed.

     NOW THEREFORE, the parties hereto agree as follows:


                                   ARTICLE I
                                  DEFINITIONS

          The following terms, as used herein, have the following meanings (all terms defined herein in the singular to have the correlative meanings when used in the plural and vice versa):

          "Affiliate" shall have the meaning ascribed to such term in the OLP Agreement.

          "Aggregate Redemption Number" has the meaning ascribed to it in
Section 2.1(a) of this Agreement.

          "Agreement" means this Redemption and Registration Rights Agreement, as the same shall be amended, modified or supplemented from time to time.

          "Ancillary Agreement" means the Ancillary Agreement among Salomon Inc, Howell, the Howell Entities and the Collateral Agent, as defined in the Ancillary Agreement.

          "API" has the meaning set forth in the OLP Agreement.

          "Assignee" has the meaning ascribed to it in Section 10 of this Agreement.

          "Common OLP Unit" has the meaning assigned to the term "Common LP Unit" in the OLP Agreement.

          "Common Units" means the Common Units representing limited partner interests of Genesis MLP.

          "Demand Redemption" means any sale of Common Units effected in accordance with Section 2.1 of this Agreement.

          "Distribution Support Agreement" means the Distribution Support Agreement between Genesis OLP and Salomon Inc.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute, and the rules and regulations promulgated thereunder.

          "General Partner" means Genesis Energy, L.L.C., a Delaware limited liability company and the general partner of Genesis MLP and Genesis OLP.

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

          "Holders" means the holders of record of Common OLP Units or the agent designated by such holders of record (in the case of the Howell Subsidiaries, Howell).

          "Howell Entities" means Howell and the Howell Subsidiaries.

          "Indemnified Party" has the meaning ascribed to it in Section 2.4(a) of this Agreement.

          "Individual Redemption Number" has the meaning ascribed to it in
Section 2.1(a) of this Agreement.

          "Loss" has the meaning ascribed to it in Section 2.4(a) of this Agreement.

          "Notice of Demand" has the meaning ascribed to it in Section 2.1(a) of this Agreement.

          "Offering Expenses" means all expenses incident to Genesis MLP's performance of or compliance with this Agreement, including, without limitation,
(a) all registration, filing, securities exchange listing, rating agency and National Association of Securities Dealers fees, (b) all registration, filing, qualification and other fees and expenses of complying with securities or blue sky laws of all jurisdictions in which the securities are to be registered and any legal fees and expenses incurred in connection with the blue sky qualifications of the Common Units and the determination of their eligibility for investment under the laws of all such jurisdictions, (c) all word processing, duplicating, printing, messenger and delivery expenses, (d) the fees and disbursements of counsel for Genesis MLP and of its independent public accountants, including, without limitation, the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, (e) premiums and other costs of policies of insurance against liabilities arising out of the public offering of the Common Units being registered to the extent Genesis MLP elects to obtain such insurance, (f) the fees of preparing a private placement memorandum, (g) any expenses and disbursements of underwriters or placement agents customarily paid by issuers or sellers of securities (but excluding underwriting discounts and commissions, placement fees and transfer taxes, if any, relating to the Common Units being registered) and (h) fees and expenses of other Persons retained or employed by Genesis MLP. Offering Expenses, to the extent payable by Genesis MLP pursuant to this Agreement, shall not include fees and disbursements of counsel for any Participating Holder.

          "Participating Holder" means a Holder who has provided a Notice of Demand or a Participation Notice to Genesis MLP requesting the redemption of all or a part of its Common OLP Units.

          "Participation Notice" has the meaning ascribed to it in Section 2.1(c) of this Agreement.

          "Person" means a natural person, a corporation, a partnership, a limited liability company, a trust, a joint venture, any regulatory authority or any other entity or organization.

          "Pledge Agreement" means the Pledge Agreement among Basis, the Howell Entities and Genesis OLP.

          "Reasonable Efforts," when used with respect to any obligation to be performed or term or provision to be observed hereunder, means such efforts as a prudent Person seeking the benefits of such performance or action would make, use, apply or exercise to preserve, protect or advance its rights or interests, provided, that such efforts do not require such Person to incur a material financial cost or a substantial risk of material liability unless such cost or liability (i) would customarily be incurred in the course of performance or observance of the relevant obligation, term or provision, (ii) is caused by or results from the wrongful act or negligence of the Person whose performance or observance is required hereunder or (iii) is not excessive or unreasonable in view of the rights or interests to be preserved, protected or advanced. Such efforts may include, without limitation, the expenditure of such funds and retention by such Person of such accountants, attorneys or other experts or advisors as may be necessary or appropriate to effect the relevant action; and the commencement, termination or settlement of any action, suit or proceeding involving such Person to the extent necessary or appropriate to effect the relevant action.

          "Redemption Notice" has the meaning ascribed to it in Section 2.1(e) of this Agreement.

          "Redemption Price" has the meaning ascribed to it in Section 2.1(a) of this Agreement.

          "SEC" means the United States Securities and Exchange Commission, or any successor governmental agency or authority thereto.

          "Securities Act" means the Securities Act of 1933, as amended from time to time, or any successor statute, and the rules and regulations promulgated thereunder.

          "Subordinated OLP Units" has the meaning assigned to the term "Subordinated LP Units" in the OLP Agreement.

          "Successor" means, with respect to any Person, a successor to such Person by merger, consolidation, liquidation or other similar transaction.

                                  ARTICLE II
                        SALE OF COMMON UNITS TO EFFECT
                        REDEMPTION OF COMMON OLP UNITS

     Section 2.1.  Right to Demand the Redemption of Common OLP Units.

             (a) Request to Effect Redemption. At any time and from time to time after any conversion of any of the Subordinated OLP Units held by Basis or any Howell Subsidiary into Common OLP Units pursuant to Section 5.8 of the OLP Agreement, either Basis or Howell (on behalf of the Howell Subsidiaries) may provide Genesis MLP with a request ("Notice of Demand") (with a copy to the non-requesting Holder of Common OLP Units) that Genesis MLP cause Genesis OLP to redeem Common OLP Units held by such requesting Holder at a per unit redemption price (the "Redemption Price") equal to the per unit proceeds, net of underwriting discounts and commissions or placement fees, if any, of a sale by Genesis MLP of a number of Common Units equal to the number (the "Aggregate Redemption Number") of Common OLP Units the Participating Holders request at any one time in the applicable Notice of Demand and, as the case may be, a Participation Notice to have redeemed, as such requested number may be reduced pursuant to Section 2.1(d) of this Agreement. Upon receipt of a Notice of Demand and, as the case may be, a Participation Notice, Genesis MLP shall, subject to Sections 2.1(b) and 2.1(d) of this Agreement, use Reasonable Efforts (i) to sell a number of Common Units at least equal to the Aggregate Redemption Number, (ii) if the sale of Common Units is to be effected pursuant to a registered public offering, to effect at the earliest practicable date the registration under the Securities Act of a number of Common Units at least equal to the Aggregate Redemption Number, (iii) to complete the sale in accordance with terms and conditions satisfactory to the Participating Holders (provided that if such terms are not satisfactory to any Participating Holder, then such Participating Holder may withdraw its participation at any time prior to Genesis MLP's undertaking of any contractual obligations to any underwriter or other purchaser in connection with such sale) and (iv) to apply, pursuant to Section 2.1(e) of this Agreement, the proceeds of such sale, net of underwriting discounts and commissions or placement fees, if any, to the redemption by Genesis OLP of the Common OLP Units with respect to which the Notice of Demand or Participation Notice applies, as adjusted pursuant to Section 2.1(d) of this Agreement. Upon completion of a sale with respect to a Notice of Demand or Participation Notice, pursuant to Section 2.1(e) of this Agreement, each Participating Holder that has not withdrawn in accordance with clause (ii) of the foregoing sentence shall be obligated to transfer to Genesis OLP the number of Common OLP Units (the "Individual Redemption Number") such Participating Holder requested be redeemed in such Notice of Demand or Participation Notice, as such number of Common OLP Units to be redeemed may have been reduced pursuant to Section 2.1(d) of this Agreement. Genesis MLP shall not be obligated pursuant to this Agreement to cause Genesis OLP to redeem Common OLP Units of Holders other than from the proceeds of a sale of Common Units equal to the Aggregate Redemption Number pursuant to this Agreement (net of underwriting discounts and commissions or placement fees, if any, and excluding proceeds from the simultaneous sale of Common Units in excess of the Aggregate Redemption Number, including pursuant to any over-allotment option granted in connection with a sale pursuant to this Agreement).

             (b) Limitations on Demand Redemption. (i) In case of an underwritten public offering and notwithstanding any of the foregoing, (A) Genesis MLP shall not be obligated to file a registration statement at any time during the six-month period immediately following the effective date of another registration statement subject to this Agreement and (B) Genesis MLP may delay for a period not to exceed 60 days after receipt of a Notice of Demand the filing of a registration statement pursuant to this Section 2.1, and may for a period not to exceed 60 days after receipt of a Notice of Demand withhold efforts to cause the registration statement to become effective, if the General Partner determines in good faith that such registration might (x) interfere with or affect the negotiation or completion of any transaction that is being contemplated by Genesis MLP (whether or not a final decision has been made to undertake such transaction) at the time the right to delay is exercised, or (y) involve disclosure obligations the timing of which is not in the best interests of Genesis MLP, including, but not limited to, the obligation to conduct a special audit prior to the regular audit conducted by Genesis MLP.

            (ii) The right of a Holder to request Genesis MLP to cause redemption of Common OLP Units shall be limited to one Notice of Demand and one Participation Notice during any period of six (6) consecutive months.

             (c) Notice to the Non-Requesting Holder. Upon receipt of any Notice of Demand, Genesis MLP will give prompt (but in any event within ten (10) days after such receipt) notice to the non-requesting Holder of the receipt of the Notice of Demand. Upon the request of any such Holder to participate ("Participation Notice") made within fifteen (15) days after the receipt by such Holder of any such notice (which request shall specify the number of Common OLP Units to be redeemed Genesis MLP will (subject to any priorities in redemption rights) use Reasonable Efforts to effect the sale of a number of Common Units equal to at least the number of Common OLP Units to be redeemed from the Participating Holders.

             (d) Priority in Demand Redemption. Notwithstanding Section 2.1(a) of this Agreement, in the case of an underwritten offering, if the managing underwriter of an underwritten offering of the Common Units being distributed pursuant to this Agreement, or the placement agent in the case of a private sale, shall inform Genesis MLP by letter of its belief that the amount of securities requested to be included in such distribution or private placement exceeds the amount which can be sold in such distribution or placement within a price range acceptable to the Participating Holders, then Genesis MLP will include in such distribution or placement such amount of Common Units which Genesis MLP is so advised can be sold in such sale pro rata on the basis of the Participating Holders' respective aggregate ownership of Subordinated OLP Units and Common OLP Units or otherwise as the Participating Holders may agree.

             (e) Redemption Mechanics. Prior to the undertaking by Genesis MLP of any contractual obligations to any underwriter or other purchaser to complete any sale of Common Units by Genesis MLP pursuant to this Agreement, the Participating Holders shall transfer to a custodian, pursuant to custodial arrangements satisfactory to Genesis MLP and the Participating Holders, certificates representing Common OLP Units equal to the Aggregate Redemption Number. After the completion of a sale of Common Units by Genesis MLP pursuant to this Agreement, Genesis MLP shall transfer to Genesis OLP the proceeds of the sale of a number of Common Units equal to the Aggregate Redemption Number, net of underwriting discounts and commissions or placement fees, if any, with respect to such sale. Genesis OLP shall thereafter send a notice (a "Redemption Notice") to each Participating Holder that has not withdrawn in accordance with clause (ii) of Section 2.1(a) of this Agreement specifying (i) that the sale is complete and (ii) that Genesis OLP will redeem the Individual Redemption Number of Common OLP Units of such Participating Holder. Within ten (10) days after the date of the Redemption Notice, Genesis OLP shall submit payment of the Redemption Price to the Participating Holders.

     Section 2.2.  Redemption Terms and Procedures.

              (a) Underwritten Public Offering. If the sale of Common Units pursuant to this Agreement is conducted through a registered underwritten public offering:

              (i) Registration Statement Form. Registrations pursuant to this Agreement shall be on such appropriate registration forms of the SEC as shall permit the issuance and sale of Common Units. Genesis MLP agrees to include in any such registration statement all information that any Participating Holder shall reasonably request (to the extent such information relates to such Participating Holder), and each Participating Holder shall be obligated to provide to Genesis MLP information concerning such Participating Holder as Genesis MLP shall reasonably request for inclusion in the registration statement.

             (ii) Registration Procedures. In connection with Genesis MLP's obligations to register Common Units pursuant to this Agreement, Genesis MLP will use Reasonable Efforts to effect such registration so as to permit the sale of any Common Units included in such registration, and pursuant thereto Genesis MLP will as expeditiously as possible:

                   (A) as soon as reasonably practicable after receipt of a Notice of Demand and a Participation Notice (or the expiration of the period for receipt thereof), prepare and file with the SEC the requisite registration statement and thereafter use Reasonable Efforts to cause such registration statement to be declared effective by the SEC, provided that before filing such registration statement or any amendment or supplement thereto, Genesis MLP will furnish to the Participating Holders copies of drafts of all such documents proposed to be filed (excluding exhibits, which shall be made available upon request by any Participating Holder), and any Participating Holder shall have the opportunity to timely object to any information relating to such Participating Holders contained therein and Genesis MLP will make the corrections reasonably requested with respect to information relating to such Participating Holder prior to filing any such registration statement, amendment or supplement;

                   (B) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to complete the distribution of the securities covered thereby and as may be required to comply with Section 4(3) of the Securities Act and Rule 174 thereunder;

                   (C) furnish to each underwriter participating in the distribution of securities under such registration statement, such number of conformed copies of such registration statement and of each amendment thereto (in each case excluding all exhibits and documents incorporated by reference, which exhibits and documents shall be furnished upon request), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, as such underwriter may reasonably request to facilitate the distribution of such Common Units;

                   (D) use Reasonable Efforts to register or qualify all Common Units and other securities covered by such registration statement under all applicable blue sky and other securities laws, and to keep such registration or qualification in effect for so long as such registration statement remains in effect, except that Genesis MLP shall not for any such purpose be required to
(a) qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this clause (D) be obligated to be so qualified, (b) subject itself to taxation in any such jurisdiction or (c) consent to general service of process in any jurisdiction;

                   (E) use Reasonable Efforts to cause all Common Units covered by such registration statement to be registered with or approved by such other governmental agencies or authorities applicable to Genesis MLP as may be reasonably necessary to enable Genesis MLP (or underwriter or agent, if any) to consummate the offering and sale of such Common Units pursuant to such registration statement;

                   (F) use Reasonable Efforts to prevent the issuance by the SEC or any other governmental agency or court of a stop order, injunction or other order suspending the effectiveness of such registration statement and, if such an order is issued, use Reasonable Efforts to cause such order to be lifted as promptly as practicable;

                   (G) take such other actions as are reasonably necessary to expedite or facilitate the disposition of such Common Units; and

                   (H) participate, to the extent reasonably requested by the managing underwriter for the offering, in customary efforts to sell the securities under the offering.

              (b) Private Sale. In the case of a private placement, Genesis MLP will use Reasonable Efforts to effect such private placement as to permit the sale of any Common Units included in such private placement, and pursuant thereto, Genesis MLP will as expeditiously as possible and as soon as reasonably practicable after receipt of a Notice of Demand and a Participation Notice (or the expiration of the period for receipt thereof), prepare and distribute the requisite private placement memorandum, provided that before distributing such private placement memorandum or any amendment or supplement thereto, Genesis MLP will furnish to the Participating Holders copies of drafts of all such documents proposed to be distributed (excluding exhibits, which shall be made available upon request by any Participating Holder), and any Participating Holder shall have the opportunity to timely object to any information relating to such Participating Holders contained therein and Genesis MLP will make the corrections reasonably requested with respect to information relating to such Participating Holder prior to distribution of any such private placement memorandum, amendment or supplement. Each Participating Holder shall be obligated to provide to Genesis MLP information concerning such Participating Holder as Genesis MLP shall reasonably request for inclusion in any such private placement memorandum.

              (c)  General Redemption Terms.

              (i) Offering Expenses. Genesis MLP will pay all Offering Expenses incurred in connection with one Demand Redemption effected pursuant to a Notice of Demand by Basis and one Demand Redemption effected pursuant to a Notice of Demand by Howell on behalf of the Howell Subsidiaries (including any incremental expenses resulting from the inclusion of additional Common Units by reason of a Participation Notice being given); Offering Expenses associated with subsequent sales effected pursuant to Section 2.1 shall be borne by the Participating Holders.

             (ii) Effectiveness of Demand Redemption. A Demand Redemption will not be deemed to have been effected under Section 2.1 unless a sale of Common Units has been effected pursuant thereto.

            (iii) Selection of Underwriter or Placement Agent. The Participating Holders shall select one or more nationally recognized firms of investment bankers to act as the book-running managing underwriter or underwriters in the case of an underwritten public offering, and, in the case of a private placement, as placement agents, in connection with a distribution or private placement effected pursuant to Section 2.1, provided that such selection shall be subject to the consent of Genesis MLP, which consent shall not be unreasonably withheld.

     Section 2.3.  Underwriting Agreement.

          If the sale of Common Units pursuant to this Agreement is conducted through an underwritten public offering, Genesis MLP hereby agrees to enter into an underwriting agreement with the underwriters for such offering selected pursuant to Section 2.2 (c)(iii), such agreement (a) to be reasonably satisfactory in substance and form to the Participating Holders and (b) to contain such representations and warranties by Genesis MLP and by each of the Participating Holders and such other terms as are generally prevailing in agreements of such type.

     Section 2.4.  Indemnification.

          (a) Indemnification by Genesis MLP. Genesis MLP agrees to indemnify and hold harmless, to the full extent permitted by law, the Participating Holders, their directors, officers, shareholders, employees, investment advisers, agents and Affiliates, either direct or indirect (and each such Affiliate's directors, officers, shareholders, employees, investment advisers and agents), and each other Person, if any, who controls such Persons within the meaning of the Securities Act (each such Person, an "Indemnified Party"), from and against any losses, claims, damages, liabilities or expenses, joint or several (each a "Loss" and collectively, "Losses"), to which such Indemnified Party may become subject under the Securities Act, to the extent that such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act (including all documents incorporated therein by reference), any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto (or in any private placement memorandum distributed by Genesis MLP to effect a private placement of Common Units pursuant to this Agreement), or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and Genesis MLP will reimburse such Indemnified Party for any legal or any other expenses reasonably incurred by it in connection with investigating or defending against any such Loss, action or proceeding; provided that in any such case Genesis MLP shall not be liable to any particular Indemnified Party to the extent that such Loss (or action or proceeding in respect thereof) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, amendment or supplement (or in any private placement memorandum distributed by Genesis MLP to effect a private placement of Common Units pursuant to this Agreement), in reliance upon and in conformity with written information furnished to Genesis MLP by such Indemnified Party specifically for inclusion therein. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of such securities by such Indemnified Party. Genesis MLP shall also indemnify each other Person who participates (including as an underwriter) in the offering or sale of Common Units hereunder, its officers and directors and each other Person, if any, who controls any such participating Person within the meaning of the Securities Act to the same extent as provided above with respect to Indemnified Parties.

          (b) Indemnification by the Participating Holders. (i) Genesis MLP may require, as a condition to filing any registration statement or distributing any private placement memorandum for the issuance and sale of new Common Units pursuant to this Agreement and as a condition to indemnifying the Participating Holders pursuant to this Section 2.4, that Genesis MLP shall have received an undertaking reasonably satisfactory to it from each Participating Holder in which they agree to indemnify and hold harmless and reimburse (in the same manner and to the same extent as set forth in paragraph (a) of this Section 2.4) Genesis MLP, Genesis OLP, each director, officer, employee and agent of Genesis MLP and Genesis OLP, and each other Person, if any, who controls Genesis MLP and Genesis OLP within the meaning of the Securities Act or the Exchange Act, from and against any Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such securities were registered under the Securities Act (including all documents incorporated therein by reference), any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto (or in any private placement memorandum distributed by Genesis MLP to effect a private placement of the Common Units pursuant to this Agreement), or any omission or alleged omission from such registration statement, preliminary prospectus, final prospectus or summary prospectus, or any amendment or supplement thereto required to be stated therein or necessary to make the statements therein not misleading, if (but only if) such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to Genesis MLP by such Participating Holder specifically for inclusion therein; provided, however, that no Participating Holder shall be obligated to provide such indemnity to the extent that such Losses result, directly or indirectly, from the failure of Genesis MLP to promptly amend or take action to correct or supplement any such registration statement, prospectus, amendment or supplement (or in any private placement memorandum distributed by Genesis MLP to effect a private placement of Common Units pursuant to this Agreement), based on corrected or supplemental information provided in writing by such Participating Holder to Genesis MLP expressly for such purpose; and provided further, that the obligation to provide indemnification pursuant to this Section 2.4(b) shall be several, and not joint and several, among such indemnifying parties. Notwithstanding anything in this
Section 2.4(b) to the contrary, in no event shall the liability of any Participating Holder under such indemnity be greater in amount than the amount of the proceeds received by such Participating Holder upon the redemption from such Participating Holder of Common OLP Units using proceeds from the sale of Common Units to which the Losses relate. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of Genesis MLP or any such director, officer, employee, agent or participating or controlling Person and shall survive the transfer of such securities by such Participating Holder.

          (c) Notices of Claims, etc. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in paragraph (a) or (b) of this Section 2.4, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give prompt written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Section 2.4, except to the extent that the indemnifying party is actually and materially prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, the indemnifying party shall be entitled to participate in and to assume the defense thereof (such assumption to constitute its acknowledgment of its agreement to indemnify the indemnified party with respect to such matters), jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal fees or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation; provided, however, that if, in such indemnified party's reasonable judgment, a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, such indemnified party shall be entitled to separate counsel at the expense of the indemnifying party; and provided further, that, unless there exists a conflict of interest among indemnified parties, all indemnified parties in respect of such claim shall be entitled to only one counsel or firm of counsel for all such indemnified parties. In the event an indemnifying party shall not be entitled, or elects not, to assume the defense of a claim, such indemnifying party shall not be obligated to pay the fees and expenses of more than one counsel or firm of counsel for all parties indemnified by such indemnifying party in respect of such claim, unless in the reasonable judgment of any such indemnified party a conflict of interest exists between such indemnified party and any other of such indemnified parties in respect of such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of one additional counsel or firm of counsel for such indemnified parties. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that (i) does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all Losses in respect of such claim or litigation or (ii) would impose injunctive relief on such indemnified party. No indemnifying party shall be subject to any Losses for any settlement made without its consent, which consent shall not be unreasonably withheld.

          (d) Other Indemnification. The provisions of this Section 2.4 shall be in addition to any other rights to indemnification or contribution which an indemnified party may have pursuant to law, equity, contract or otherwise.

          (e) Indemnification Payments. The indemnification required by this Section shall be made by periodic payments of the amount thereof during the course of the investigation or defense, promptly after receipt by the Indemnifying Party of invoices or other evidence of Losses incurred by the Indemnified Party.

          (f) Contribution. If for any reason the foregoing indemnity and reimbursement is unavailable or is insufficient to hold harmless an indemnified party under paragraph (a) or (b) of this Section 2.4, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any Loss (or actions or proceedings, whether commenced or threatened, in respect thereof), including, without limitation, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Loss, action or proceeding, in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. Notwithstanding anything in this Section 2.4(f) to the contrary, no indemnifying party (other than Genesis
MLP) shall be required pursuant to this Section 2.4(f) to contribute any amount in excess of the amount by which the net proceeds received by such indemnifying party from the sale of Common Units in the offering to which the Losses of the indemnified parties relate exceeds the amount of any damages which such indemnifying party has otherwise been required to pay by reason of such untrue statement or omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

     Section 2.5.  Term.

          This Agreement shall be effective on the date hereof and shall continue in full force and effect until all Subordinated OLP Units have converted into Common OLP Units and all Common OLP Units have been purchased or redeemed.

     Section 2.6.  Holdback Agreement.

          If any sale hereunder shall be in connection with an underwritten public offering, each Holder agrees not to sell or request any redemption of Common OLP Units by Genesis OLP and thereby cause Genesis MLP to effect any public sale or distribution, including any sale pursuant to Rule 144 under the Securities Act, of Common Units other than as part of such underwritten public offering within seven (7) days before or 90 days (or such lesser period as the managing underwriter may permit) after the effective date of such registration.

     Section 2.7.  Amendments and Waivers.

          This Agreement may be amended, supplemented or modified at any time, provided that each of (i) Basis and Howell, on behalf of the Howell Subsidiaries, and (ii) Genesis MLP has provided its written consent to such amendment, supplement or modification. Any term or condition of this Agreement may be waived at any time by the party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party waiving such term or condition. No waiver by any party of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same term or condition of this Agreement on any future occasion.

     Section 2.8.  Entire Agreement.

          This Agreement supersedes all prior discussions and agreements between the parties with respect to the subject matter hereof and contains the sole and entire agreement between the parties hereto with respect to the subject matter hereof.

     Section 2.9.  No Third-Party Beneficiary.

          The terms and provisions of this Agreement are intended solely for the benefit of each party and their respective Successors and it is not the intention of the parties to confer third-party beneficiary rights upon any other Person.

     Section 2.10. Invalid Provisions.

          If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future law, (i) such provision will be fully severable, (ii) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof,
(iii) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (iv) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

     Section 2.11. Notices.

          All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only (i) if delivered personally, (ii) by facsimile transmission, (iii) by Federal Express or other nationally recognized courier service or (iv) mailed (first class postage prepaid) to the parties at the following addresses or facsimile numbers:

          If to Genesis MLP to:

          Genesis Energy, L.P.
          500 Dallas, Suite 3200
          Houston, Texas 77002
          Attention: President
          with a copy to:
          General Counsel
          Fax No.:  (713) 646-____

          If to Basis, to:

          Basis Petroleum, Inc.
          500 Dallas, Suite 3200
          Houston, Texas 77002
          Attention: President
          with a copy to:
          General Counsel
          Fax No.:  (713) 646-5278

          If to Howell or any of the Howell Subsidiaries, to:

          Howell Corporation
          1111 Fannin, Suite
          Houston, Texas 77002
          Attention: Robert T. Moffett
          Fax No.: (713) 658-4007

     Section 2.12. Assignment.

          Basis and the Howell Subsidiaries may assign (by written instruments in form reasonably acceptable to the parties) any of their rights hereunder (in whole or in part) to one or more transferees of Subordinated OLP Units or Common OLP Units ("Assignee"). Any such assignment may provide that each Assignee shall be entitled (subject to priorities in registration rights) to participate in a sale of Common Units pursuant to this Agreement and, with respect to any such participation, to have all of the rights of its assignor provided in this Agreement, provided that the assignment of rights by Basis or any Howell Subsidiary shall not enlarge the rights of Basis or any Howell Subsidiary hereunder, and any such assignment shall establish the procedures for the exercise of the rights originally granted to Basis or such Howell Subsidiary hereunder, as the case may be. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their successors and assigns .

          In case Basis transfers less than all of its Subordinated OLP Units and Common OLP Units (collectively, the "OLP Units") to one or more transferees, Basis shall retain the right to act on behalf of such transferees for purposes of this Agreement. In case Basis transfers all of its OLP Units to one or more transferees, Basis shall appoint an agent who shall act on behalf of such transferees for purposes of this Agreement.

          In case any Howell Subsidiary transfers its OLP Units, Howell shall act on behalf of the transferee(s) for purposes of this Agreement. In case all of the Howell Subsidiaries transfer their OLP Units to one or more transferees, Howell shall appoint an agent who shall act on behalf of such transferee(s) for purposes of this Agreement.

     Section 2.13. Descriptive Headings.

          The descriptive headings of the several sections and paragraphs of this Agreement are inserted for convenience of reference only and do not define or limit the provisions hereof or otherwise affect the meaning hereof.

     Section 2.14. GOVERNING LAW.

          THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

     Section 2.15. Attorneys' Fees.

       In any action or proceeding brought to enforce any provision of this Agreement or where any provision hereof is validly asserted as a defense, the successful party shall, to the extent permitted by applicable law, be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

     Section 2.16. No Inconsistent Agreements.

          Genesis MLP will not hereafter enter into, modify, amend or waive any agreement with respect to its securities if such agreement, modification or waiver would conflict with the rights granted pursuant to this Agreement to Basis, Howell and the Howell Subsidiaries.

     Section 2.17. Pledge Agreement.

          The rights of Basis and Howell or of their Assignees pursuant to this Agreement shall be subject to their obligations under and to the terms of the Pledge Agreement.

     Section 2.18. Specific Performance.

          The parties agree that, to the extent permitted by law, (i) the obligations imposed on them in this Agreement are special, unique and of an extraordinary character, and that in the event of a breach by any such party damages would not be an adequate remedy and (ii) each of the other parties shall be entitled to specific performance and injunctive and other equitable relief in addition to any other remedy to which it may be entitled at law or in equity.

     Section 2.19. Counterparts.

          This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                                GENESIS ENERGY, L.P.

                                By: GENESIS ENERGY, L.L.C., its general partner


                                By:____________________________________________
                                   Name:_______________________________________
                                   Title:______________________________________


                                GENESIS CRUDE OIL, L.P.

                                By: GENESIS ENERGY, L.L.C., its general partner


                                By:_____________________________________________
                                   Name:________________________________________
                                   Title:_______________________________________


                                BASIS PETROLEUM, INC.


                                By:_____________________________________________
                                   Name:________________________________________
                                   Title:_______________________________________

                                HOWELL CORPORATION


                                By:_____________________________________________
                                   Name:________________________________________
                                   Title:_______________________________________


                                HOWELL CRUDE OIL COMPANY


                                By:_____________________________________________
                                   Name:________________________________________
                                   Title:_______________________________________


                                HOWELL PIPELINE TEXAS, INC.


                                By:_____________________________________________
                                   Name:________________________________________
                                   Title:_______________________________________


                                HOWELL PIPELINE USA, INC.


                                By:_____________________________________________
                                   Name:________________________________________
                                   Title:_______________________________________

                                HOWELL POWER SYSTEMS, INC.


                                By:_____________________________________________
                                   Name:________________________________________
                                   Title:_______________________________________


                                HOWELL TRANSPORTATION SERVICES, INC.


                                By:_____________________________________________
                                   Name:________________________________________
                                   Title:_______________________________________